UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2007
NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive		37604
Johnson City, Tennessee		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (423) 743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFT 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

Furnished as Exhibit 99.1 is NN Inc.'s press release dated July 25, 2007 regarding the announcement of the conference call on August 2, 2007 and the Company's revisions to its previously announced 2007 full year guidance.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not considered "filed" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of the previous of future filings of NN, Inc, Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit:

Exhibit Number       Description of Exhibit
99.1                           Press Release of NN, Inc. dated July 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: July 25, 2007	By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Vice President and Chief Administrative Officer